UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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CYPRESS SEMICONDUCTOR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 11, 2018. CYPRESS SEMICONDUCTOR CORPORATION You are receiving this communication because you held shares in the company named above as of March 14, 2018. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of CYPRESS SEMICONDUCTOR CORPORATION 198 CHAMPION COURT SAN JOSE, CA 95134 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E42117-P06417 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual For holders as of:March 14, 2018 Date: May 11, 2018 Time: 10:00 a.m., Pacific Daylight Time Location: Cypress Semiconductor Corporation 198 Champion Court San Jose, California 95134

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E42118-P06417 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: ANNUAL REPORTPROXY STATEMENTSTOCKHOLDER LETTER How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please use one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following directors: 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 1a. W. Steve Albrecht 2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2018. 1b. Hassane El-Khoury 1c. Oh Chul Kwon 3. Annual advisory vote to approve the compensation of our named executive officers. 1d. Catherine P. Lego 4. The amendment and restatement of the Employee Stock Purchase Plan to approve increasing the number of shares available for issuance under the plan. 1e. Camillo Martino NOTE: The proposals to be voted on may also include such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof. 1f. J. Daniel McCranie 1g. Jeffrey J. Owens 1h. Jeannine Sargent 1i. Michael S. Wishart E42119-P06417 Voting Items

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